SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            Form 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):  June 12, 1996


            MIMBRES VALLEY FARMERS ASSOCIATION, INC.
     (Exact name of registrant as specified in its charter)


                           NEW MEXICO
         (State or other jurisdiction of incorporation)


                             0-13963
                    (Commission File Number)


                           85-0054230
              (IRS Employer Identification Number)


        811 South Platinum, Deming, New Mexico      88030
       (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:  (505) 546-2769

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     In a Form 8-K dated June 10, 1996 and filed June 11, 1996 (the "June 11 8-K"), Mimbres Valley Farmers Association, Inc.
("Farmers") gave notice of the resignation of its former independent auditor, Morrow & Company, and the appointment of a new independent auditor, William D. Kennon, Certified Public
Accountant.

     With respect to the appointment of the new auditor, the June 11 8-K contained an inaccuracy. In fact, Mimbres has appointed two entities as co-accountants: William D. Kennon, Certified Public Accountant, 908 South Platinum, Deming, New Mexico 88030, and Arthur Andersen, LLP, 6501 Americas Parkway NE, Suite 400, Albuquerque, New Mexico 87110. The Farmers board of directors confirmed the appointments at a meeting on June 12, 1996.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Farmers has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Deming, State of New Mexico, on June 17, 1996.

                         MIMBRES VALLEY FARMERS ASSOCIATION, INC.


                         James Keeler
                         James Keeler
                         President